UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 28, 2000



                             HEARTLAND EXPRESS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number - 0-15087



               NEVADA                                      93-0926999
   (State of other Jurisdiction                       (IRS Employer ID No.)
        of Incorporation)


 2777 HEARTLAND DRIVE, CORALVILLE, IOWA                       52241
(Address of Principal Executive Offices)                    (Zip Code)




        Registrant's Telephone Number (including area code) 319/545-2728


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                             Heartland Express, Inc.


                                Index to Form 8-K


                                    Contents



Item 1.   Changes in Control of Registrant                               *

Item 2.   Acquisition of Disposition of Assets                           *

Item 3.   Bankruptcy or Receivership                                     *

Item 4.   Changes in Registrant's Certifying Accountant                  *

Item 5.   Other Events                                                   3

Item 6.   Resignation of Registrant's Directors                          *

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits                                       *

Signatures                                                               3


Item 5.   Other Events

  See Attached Press Release dated February 28, 2000 filed as Exhibit 1 hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       HEARTLAND EXPRESS, INC.

                                                       BY: /s/ John P. Cosaert
                                                           -------------------
                                                             JOHN P. COSAERT
                                                              Vice-President
                                                          Finance and Treasurer


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                                    EXHIBIT 1





NEWS RELEASE:

FROM:    Heartland Express, Inc.
         2777 Heartland Drive
         Coralville, IA 52241
         NASDAQ Symbol:  HTLD

Release Date:  February 28, 2000 - FOR IMMEDIATE RELEASE

Heartland Express, Inc. announced today the repurchase of 1,093,669 share of its outstanding Common Stock, from a single shareholder in a negotiated transaction on February 22, 2000. The price paid was $12.81 per share. The transaction totaled $14,009,900. The reacquired shares represented 4.1% of the 26,460,251 shares outstanding.

Russell Gerdin, CEO of Heartland stated "This was another great investment opportunity for our Company. The transaction not only reflects our confidence in our organization, it also brings real value to our shareholders."

The repurchase will reduce the number of outstanding share from 26,460,251 to 25,366,582.

For further information, contact:

                                 John P. Cosaert
                             Chief Financial Officer
                             Heartland Express, Inc.
                                 (319) 545-2728


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